UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2015

COMM 2015-LC23 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Ladder Capital Finance LLC
Cantor Commercial Real Estate Lending, L.P.
Jefferies LoanCore LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-25	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about November 17, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2015-LC23 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class XP-A, Class XS-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class H, Class J, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about November 17, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be 62 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 120 commercial, multifamily and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated November 6, 2015, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“Ladder”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated November 6, 2015, between the Registrant, Ladder, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated November 6, 2015, between the Registrant and CCRE; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Jefferies LoanCore LLC (“JLC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated November 6, 2015, between the Registrant and JLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”) and Jefferies LLC (“Jefferies”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 6, 2015, between the Registrant, GACC and DBSI, CF&Co. and Jefferies, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, CF&Co. and Wells Fargo Securities, LLC (“WFS”) pursuant to the Certificate Purchase Agreement, dated as of November 6, 2015, between the Registrant, GACC and DBSI,

CF&Co. and WFS, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

Berkeley Point Capital LLC will act as primary servicer with respect to one (1) Mortgage Loan that CCRE will be transferring to the Issuing Entity pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of November 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated Novemeber 16, 2015, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

Each of the Mortgage Loans identified as “11 Madison Avenue” and “40 Wall Street” on Exhibit B to the Pooling and Servicing Agreement (the “11 Madison Avenue Mortgage Loan” and “40 Wall Street Mortgage Loan”, respectively), is an asset of the Issuing Entity.

The 11 Madison Avenue Mortgage Loan is part of a loan combination (the “11 Madison Avenue Loan Combination”) that includes the 11 Madison Avenue Mortgage Loan, fifteen (15) other pari passu companion loans, which are not assets of the Issuing Entity, and three (3) subordinate companion loans, which are not assets of the Issuing Entity. The 11 Madison Avenue Loan Combination, including the 11 Madison Avenue Mortgage Loan, is currently being serviced and administered under the trust and servicing agreement, dated as of September 6, 2015 (the “MAD 2015-11MD Trust and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. The MAD 2015-11MD Trust and Servicing Agreement is attached hereto as Exhibit 99.6.

The 40 Wall Street Mortgage Loan is part of a loan combination (the “40 Wall Street Loan Combination”) that includes the 40 Wall Street Mortgage Loan and three (3) other pari passu companion loans, which are not assets of the Issuing Entity. The 40 Wall Street Loan Combination, including the 40 Wall Street Mortgage Loan, is currently being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2015 (the “WFCM 2015-LC22 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator, and custodian. The WFCM 2015-LC22 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7.

The initial holders of the promissory notes evidencing the 11 Madison Avenue Loan Combination (the “11 Madison Avenue Noteholders”) have entered into a co-lender agreement, dated as of September 6, 2015 (the “11 Madison Avenue Co-lender Agreement”), between the 11 Madison Avenue Noteholders, that sets forth the respective right of each 11 Madison Avenue Noteholder. The 11 Madison Avenue Co-lender Agreement is attached hereto as Exhibit 99.8.

The initial holders of the promissory notes evidencing the 40 Wall Street Loan Combination (the “40 Wall Street Noteholders”) have entered into a co-lender agreement, dated as of September 29, 2015 (the “40 Wall Street Co-lender Agreement”), between the 40 Wall Street Noteholders, that sets forth the respective right of each 40 Wall Street Noteholder. The 40 Wall Street Co-lender Agreement is attached hereto as Exhibit 99.9.

The Mortgage Loan identified as “Equity Inns Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Equity Inns Portfolio Mortgage Loan”) is part of a loan combination (the “Equity Inns Portfolio Loan Combination”) that includes the Equity Inns Portfolio Mortgage Loan and seven (7) other pari passu companion loans, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the Equity Inns Portfolio Loan Combination (the “Equity Inns Portfolio Noteholders”) have entered into a co-lender agreement, dated as of November 17, 2015 (the “Equity Inns Portfolio Co-lender Agreement”), between the Equity Inns Portfolio Noteholders, that sets forth the respective right of each Equity Inns Portfolio Noteholder. The Equity Inns Portfolio Co-lender Agreement is attached hereto as Exhibit 99.10.

The Mortgage Loan identified as “32 Avenue of the Americas” on Exhibit B to the Pooling and Servicing Agreement (the “32 Avenue of the Americas Mortgage Loan”) is part of a loan combination (the “32 Avenue of the Americas Loan Combination”) that includes the 32 Avenue of the Americas Mortgage Loan and four (4) other pari passu companion loans, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the 32 Avenue of the Americas Loan Combination (the “32 Avenue of the Americas Noteholders”) have entered into a co-lender agreement, dated as of November 17, 2015 (the “32 Avenue of the Americas Co-lender Agreement”), between the 32 Avenue of the Americas Noteholders, that sets forth the respective right of each 32 Avenue of the Americas Noteholder. The 32 Avenue of the Americas Co-lender Agreement is attached hereto as Exhibit 99.11.

The Mortgage Loan identified as “Harvey Building Products Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Harvey Building Products Portfolio Mortgage Loan”) is part of a loan combination (the “Harvey Building Products Portfolio Loan Combination”) that includes the Harvey Building Products Portfolio Mortgage Loan and three (3) other pari passu companion loans, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the Harvey Building Products Portfolio Loan Combination (the “Harvey Building Products Portfolio Noteholders”) have entered into a co-lender agreement, dated as of November 17, 2015 (the “Harvey Building Products Portfolio Co-lender Agreement”), between the Harvey Building Products Portfolio Noteholders, that sets forth the respective right of each Harvey Building Products Portfolio Noteholder. The Harvey Building Products Portfolio Co-lender Agreement is attached hereto as Exhibit 99.12.

The Mortgage Loan identified as “Springfield Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Springfield Mall Mortgage Loan”) is part of a loan combination (the “Springfield Mall Loan Combination”) that includes the Springfield Mall Mortgage Loan and one (1) other pari passu companion loan, which is not an asset of the Issuing Entity. The initial holders of the promissory notes evidencing the Springfield Mall Loan Combination (the “Springfield Mall Noteholders”) have entered into a co-lender agreement, dated as of November 17, 2015 (the “Springfield Mall Co-lender Agreement”), between the Springfield Mall Noteholders, that sets forth the respective right of each Springfield Mall Noteholder. The Springfield Mall Co-lender Agreement is attached hereto as Exhibit 99.13.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on November 17, 2015 (the “Prospectus Supplement”), (i) the terms and conditions of the MAD 2015-11MD Trust and Servicing Agreement applicable to the servicing of the 11 Madison Avenue Mortgage Loan are substantially similar (except as noted in “Description of the Mortgage Pool—Loan Combinations—11 Madison Avenue Loan Combination—Description of the MAD 2015-11MD Trust and Servicing Agreement” in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 11 Madison Avenue Mortgage Loan) and (ii) the terms and conditions of the WFCM 2015-LC22 Pooling and Servicing Agreement applicable to the servicing of the 40 Wall Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 40 Wall Street Mortgage Loan); however, the special servicing arrangements under the WFCM 2015-LC22 Pooling and Servicing Agreement differ in certain respects. For example, (a) Rialto Capital Advisors, LLC under the WFCM 2015-LC22 Pooling and Servicing Agreement may be removed with or without cause by the subordinate controlling class representative during a subordinate control period, (b) the special servicing fee rate payable with respect to the 40 Wall Street Mortgage Loan to Rialto Capital Advisors, LLC under the WFCM 2015-LC22 Pooling and Servicing Agreement is 0.25% per annum, however, Rialto Capital Advisors, LLC will be entitled to a minimum monthly special servicing fee of $3,500 in respect of specially serviced mortgage loans, (c) the workout fees payable with respect to the 40 Wall Street Mortgage Loan is 1.0% per annum, however the workout fee under the WFCM 2015-LC22 Pooling and Servicing Agreement does not have a maximum cap amount of $1,000,000, and (d) the liquidation fee rate payable with respect to the 40 Wall Street Mortgage Loan is 1.0% per annum, however (1) the liquidation fee under the WFCM 2015-LC22 Pooling and Servicing Agreement does not have a maximum cap amount of $1,000,000, and (2) if such rate would result in an aggregate liquidation fee less than $25,000 then the liquidation fee rate will be equal to the lesser of (A) 3.0% of the liquidation proceeds or (B) such lower rate as would result in an aggregate liquidation fee equal to $25,000.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated as of November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and Jefferies LLC.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.1	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.
99.3	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.4	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.
99.5	Primary Servicing Agreement, dated as of November 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.
99.6	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

99.7	Pooling and Servicing Agreement, dated as of September 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.
99.8	Co-lender Agreement, dated as of September 6, 2015, between German American Capital Corporation, Morgan Stanley Bank, N.A. and Wells Fargo Bank, National Association.
99.9	Co-lender Agreement, dated as of September 29, 2015, between Ladder Capital Finance I LLC, as the initial note A-1-A holder, Ladder Capital Finance I LLC, as the initial note A-1-B holder, Ladder Capital Finance I LLC, as the initial note A-2 holder, and Wilmington Trust, National Association, as Trustee for the benefit of the Holders of COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the note A-3 holder.
99.10	Co-lender Agreement, dated as of November 17, 2015, between Ladder Capital Finance III LLC – Series 97, as the initial note A-1-A holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-1-B holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-2-A holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-2-B holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-3 holder, German American Capital Corporation, as the initial note A-4-A holder, German American Capital Corporation, as the initial note A-4-B holder, German American Capital Corporation, as the initial note A-5 holder, and German American Capital Corporation, as the initial note A-6 holder.
99.11	Co-lender Agreement, dated as of November 17, 2015, between JPMorgan Chase Bank, National Association, as the initial note A-1 holder, JPMorgan Chase Bank, National Association, as the initial note A-2 holder, JPMorgan Chase Bank, National Association, as the initial note A-3 holder, German American Capital Corporation, as the initial note A-4 holder, and German American Capital Corporation, as the initial note A-5 holder.
99.12	Co-lender Agreement, dated as of November 17, 2015, between Ladder Capital Finance III LLC – Series 98, as the initial note A-1 holder, Ladder Capital Finance III LLC – Series 98, as the initial note A-2A holder, Ladder Capital Finance III LLC – Series 98, as the initial note A-2B holder, and Ladder Capital Finance III LLC – Series 98, as the initial note A-3 holder.
99.13	Co-lender Agreement, dated as of November 17, 2015, between Cantor Commercial Real Estate Lending, L.P., as the initial note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as the initial note A-2 holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director
Date: November 17, 2015

EXHIBIT INDEX

ExhibitS Number	Description
1.1	Underwriting Agreement, dated as of November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and Jefferies LLC.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.1	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.
99.3	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.4	Mortgage Loan Purchase Agreement, dated and effective November 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.
99.5	Primary Servicing Agreement, dated as of November 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.
99.6	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
99.7	Pooling and Servicing Agreement, dated as of September 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.
99.8	Co-lender Agreement, dated as of September 6, 2015, between German American Capital Corporation, Morgan Stanley Bank, N.A. and Wells Fargo Bank, National Association.

99.9	Co-lender Agreement, dated as of September 29, 2015, between Ladder Capital Finance I LLC, as the initial note A-1-A holder, Ladder Capital Finance I LLC, as the initial note A-1-B holder, Ladder Capital Finance I LLC, as the initial note A-2 holder, and Wilmington Trust, National Association, as Trustee for the benefit of the Holders of COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the note A-3 holder.
99.10	Co-lender Agreement, dated as of November 17, 2015, between Ladder Capital Finance III LLC – Series 97, as the initial note A-1-A holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-1-B holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-2-A holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-2-B holder, Ladder Capital Finance III LLC – Series 97, as the initial note A-3 holder, German American Capital Corporation, as the initial note A-4-A holder, German American Capital Corporation, as the initial note A-4-B holder, German American Capital Corporation, as the initial note A-5 holder, and German American Capital Corporation, as the initial note A-6 holder.
99.11	Co-lender Agreement, dated as of November 17, 2015, between JPMorgan Chase Bank, National Association, as the initial note A-1 holder, JPMorgan Chase Bank, National Association, as the initial note A-2 holder, JPMorgan Chase Bank, National Association, as the initial note A-3 holder, German American Capital Corporation, as the initial note A-4 holder, and German American Capital Corporation, as the initial note A-5 holder.
99.12	Co-lender Agreement, dated as of November 17, 2015, between Ladder Capital Finance III LLC – Series 98, as the initial note A-1 holder, Ladder Capital Finance III LLC – Series 98, as the initial note A-2A holder, Ladder Capital Finance III LLC – Series 98, as the initial note A-2B holder, and Ladder Capital Finance III LLC – Series 98, as the initial note A-3 holder.
99.13	Co-lender Agreement, dated as of November 17, 2015, between Cantor Commercial Real Estate Lending, L.P., as the initial note A-1 holder, and Cantor Commercial Real Estate Lending, L.P., as the initial note A-2 holder.